Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-
K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference
Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the
Investor Relations section of our website, www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.

Non-GAAP Measures

ProAssurance: Quick Facts

1 9/30/2009 Statutory Filings

2009 Highlights
  Three M&A transactions completed
  Provides potential premium growth of
 approximately $100 million on an annualized basis
  GROWING the top line
  Existing markets grew modestly through Q3 2009
  Maintaining our profitability
  Outstanding performance in a challenging
 financial market and a demanding line of
 insurance

Outstanding Performance: Stock Price
Share Price Growth
	Cumulative	CAGR
10 year	149%	10%
5 year	35%	7%
1 year	2%	2%
Measured through Year-End 2009

Share Price at Year End Since Inception

Outstanding Performance: Book Value
Book Value Growth
	Cumulative	CAGR
10 year	222%	12%
5 year	127%	18%
1 year	10%	10%
Measured through Q3 2009

Outstanding Performance vs Industry
  Moody’s rankings of the top 100 P&C
 insurance companies by premium volume

1 by Direct Written Premium Source: 2008 Data from Moody’s Statistical Handbook October
2009
Category	Ranking
Direct Written Premiums	95
Operating Ratio	1
Combined Ratio	2
Loss Ratio	5
ROE	5

Recent Business Highlights
  Third straight year as one of the
 50 top performing property casualty
 insurance companies
  Top 3% of all P&C companies
  Upgrade to “A” (Excellent)
 by A. M. Best
  Positive outlook
 assigned by S & P

2009:  Consolidation of:
 Mid-Continent General Agency
2009:  Consolidation of:
 Mid-Continent General Agency
 Georgia Lawyers Insurance Co.
 Georgia Lawyers Insurance Co.
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
Success Through M&A
  We’ve built a leading platform through M&A

1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1995: Consolidation of;
1995: Consolidation of;
 Physicians Ins Co of Indiana
 Physicians Ins Co of Indiana
 Assumed business of:
 Physicians Ins Co of Ohio
 Assumed business of:
 Physicians Ins Co of Ohio
1996: Consolidation of:
1996: Consolidation of:
 Missouri Medical Ins Co
 Missouri Medical Ins Co
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
Founding in the 1970’s
Founding in the 1970’s
1999: Assumed business of:
  Medical Defense Associates (MO)
1999: Assumed business of:
  Medical Defense Associates (MO)
Mutual Assurance
Physicians Ins. Co. of Michigan
Professionals Group
Creation of:
Creation of:
2005: Consolidation of:
 NCRIC Group
2005: Consolidation of:
 NCRIC Group
2006:  Consolidation of:
 PIC Wisconsin Group
2006:  Consolidation of:
 PIC Wisconsin Group
2007: PRI renewal rights deal
2002: SERTA renewal rights deal
2001: OUM renewal rights deal
2000: DPM Merger
1999: PACO Acquisition

2009 M & A Transactions

2008 Premium: $98 million
Significant growth in our core business
Nationwide geographical expansion
2008 Healthcare Premium: $20 million
Extends our core business
Broadens our medically-related range
Geographical expansion
2008 Premium: $5.7 million
Adds to our lawyers’ book
Geographical expansion
Affirms our interest in this line

Responding to Changes in HealthCare
  Projected sector growth through 20181
  Podiatrists   9%
  Physician’s Assistants  39%
  Physicians and Surgeons 22%
  Chiropractors                                                                                         31%
  Medical Assistants  36%
  Licensed Nurses  34%
1Bureau of Labor Statistics 2008 to 2018 Projections

Our Focus in 2010

Maintain Profitability
  Ensure pricing discipline
  Rates based on loss data across multiple years
  Not unduly influenced by current market
 conditions
  Using credits allows us to maintain existing
 rate filings
  Rates on renewing physician business down
 less than 12% from peak pricing in 2006

Spread Risk
  Broad geographic diversification provides an
 unmatched spread of risk

  Our spread of risk provides
 better market awareness and
 more data points to gauge
 loss trends
  Our internal actuarial depth
 allows us to assess emerging
 trends and respond quickly
Corporate Headquarters
Corporate Headquarters
Claims Offices
Claims Offices
Claims / Underwriting Offices
Claims / Underwriting Offices
PICA and/or E&S States
PICA and/or E&S States
(Birmingham)

Claims Trends Drive the Business
Frequency
Stabilized in 2009
After Three Years of Decline
  Our operational plans leverage our financial strength,
 spread of risk and expertise to address potential changes
Severity
Rising at 4%-5% per Year
An Expected, Manageable Level
  Driven by:
  Unexpected outcomes
  Patient frustration
  Influenced by:
  Tort reform
  Driven by:
  Medical Costs
  Jury Awards
  Tort Reform
  Damage Caps

Differentiate In Claims Management
  Claims management has always set us apart
  We combine financial strength with deep expertise
  Give our insureds the option of an uncompromising
 defense of their claim
  Allows us to defend our insureds at trial more often
 than any other company in our line
  Provides long-term financial and marketing
 advantages
  A key differentiating factor in the market
 as claims data becomes public

Keep an Eye on Washington
  Health care reform is in limbo
  We expect no major changes in the tort system
  Demonstration projects do not provide meaningful
 reform or immediate data
  Signals a desire to leave the tort system in
 the hands of each state

Prepare for State Changes
  Tort reforms under attack in many states
  We are prepared, operationally and financially,
 if reforms are struck down in our states
  We set prices and reserves as if there is no tort
 reform, until results reflect otherwise

Financial Highlights

Strategy: Enduring Financial Strength

  Emphasizing an appropriate balance of risk vs. return
  Committed to enduring balance sheet strength
  Responding to the low interest rate environment
Stockholder’s Equity Up
Over 16% Since 12/31/07

Strategy: Balance Risk vs. Return
  Key Investment Actions in Q3 09
  Reduced cash and short-term
 balances
  Added to corporate bonds
  CUSIP-level portfolio disclosure
 on our website:
 www.proassurance.com/investorrelations/supplemental.aspx
$3.9 Billion
Portfolio
$3.9 Billion
Portfolio
Fixed Income: 91%
Short Term: 4%
Short Term: 4%
Equity and Other Investments: 3%
Equity and Other Investments: 3%
BOLI: 2%
BOLI: 2%

9/30/09

Fixed Income: $3.6 Billion

9/30/09

The Importance of Investment Income
  Pricing discipline is even more critical
Combined Ratio
required to generate
a 13% after-tax ROE

The Importance of Investment Income
Year
1
Year
2
Year
3
Year
4
Year
5
Year
6
Year
7
Year
8
Incident
Occurs
Discovery
and
Preparation
Claim
Reported
Trial
and
Appeals
Resolution
5-6 Years
After
Claim
Reported
Life Cycle of a Typical Claim

The Importance of Investment Income
Typical Claims Payout Pattern

Strategy: Use Capital Prudently
  Using capital to build through M&A
  Preserving capital for future opportunities
  Enhancing shareholder value by repurchasing shares
 at prices that build Book Value

Source: SNL Financial

  Little Dependence on Debt
  Low Debt to Cap Ratio
  Little strain on cash flow
9/30/2009

Our Strong Capital/Low Leverage Position

(in millions)
  Prepared for an
 improving market
  Prudent capital
 management
Premiums to Surplus
for Each year
$567
$ 96 (PICA pro forma)
$471

Excess Capital vs. Excess Capacity

Conceptual Model of Projected
A. M. Best BCAR Scores if
  Premiums Increase
  Surplus is Reduced

2009 YTD Income Statement Highlights

in millions, except per share data
Gross Premiums Written $ 435  $ 374 $ 472
Net Investment Income  113  122  158
Total Revenue   489  431  567
Total Expenses   295  294  470
Operating Income $ 136 $ 127  207
Net Income (Includes Investment Losses) $ 137 $ 101  178
Operating Income/Diluted Share $ 4.08 $ 3.73 $ 6.07
  September 30,   Year-End

 2009  2008  2008

Premium is growing with new business from
PICA, Mid-Continent and Georgia Lawyers

Summary

ProAssurance
  Producing sustainable shareholder value
  Growing Book Value per Share
  Finding the right M & A opportunities
  Significant share ownership at all levels
  Focusing on long-term
  Preparing for a changing market
  Leveraging financial strength
  Protecting the balance sheet
  Maintain our leading market position
  Building strength for the next cycle turn

Appendix: Market Conditions

The State of the Market
  Prices have been falling yet profitability remains high
  Continued low interest rates must enforce discipline
 sooner or later
  Frequency is no longer declining
  Only a matter of time before frequency moves higher
  But when?
  Severity is trending upward at expected, manageable
 rates (4%-5%) in most states

The State of the Market

Appendix: Claims

Claims Trends Remain Favorable
  Frequency trends are
 stable after declining
 since 2005/2006
  The result is fewer
 cases to try
  Severity trends also
 stable
  Trends are much the
 same in states with or
 without Tort Reform

ProAssurance Claims Tried
to a Verdict

Why Claims Strategy Matters
Favorable
Outcomes:
84.0%
Favorable
Outcomes:
84.0%
Five Year Average
2004 - 2008
Favorable
Outcomes:
75.4%
Favorable
Outcomes:
75.4%

Why Claims Strategy Matters
  Our ability and willingness to defend claims
 allows us to achieve better results
ProAssurance vs. Industry
Average Statutory Loss Ratio
2003-2008
Legal
Payments
Loss
Payments
Trend for ProAssurance
Stand Alone Statutory Loss Ratio
2006 - 2008
76.0%
*Source: A. M. Best Aggregates & Averages, Medical Malpractice Predominating
64.3%
80.8%
76.9%
44.2%

Appendix: Underwriting/Actuarial

Enforce Actuarial Conservatism

$ 2.4
$ 2.6
$ 2.6
$ 2.2
$ 1.8

Rate Change History

Appendix: Moody’s Rankings

Moody’s Top 100 Ranking Data

Appendix: Investments

Equities & Other: $136 Million

9/30/09
  Represents 3.5% of our Total Investments

Return by Quarter: Equities & Other

Growth in Investment vs. Reserves

Cumulative Return: Equities & Other

Strategy: Investment Discipline
  The choice: Chase yield or extend duration
  We are maintaining duration, looking for opportunities

Loss in value assuming a 100 basis point shift in the yield curve
Yields based on Single A composite corporate debt

Municipals: $1.5 Billion

9/30/09
  Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance

Asset Backed: $805 Million
  Weighted average rating: “AAA”
Bloomberg Data
9/30/09
Alt-A
LTV 63%
Prime MBS
LTV 56%
Further Details Provided
on Sub-Prime and CMBS
on following pages

Sub-Prime Detail

  $6.7 million market value in AFS portfolio
  $4.2 million unrealized loss
  $9.6 million market value in
 high-yield LP rated B
  LP’s focus is distressed ABS
At 9/30/09	Vintage
$4.8 Mln	2004 & Prior
$1.9 Mln	2005
Quality & Vintage information only on direct holdings at 9/30/09
At 9/30/09	Type	Quality
$2.9 Mln	Mortgage-Backed	AA avg - LTV 68%
$3.8 Mln	Home Equity	A+ avg

CMBS Detail
  Vintages
  2005 & Prior- $136 million
  2006- $23 million
  2007- $3 million
  Top Property Types
  Retail-Anchored: 45% of CMBS portfolio
  Exposure: 19% - 44% of underlying occupancies
  Office: 44% of CMBS portfolio
  Exposure: 23% - 49% of underlying occupancies
  Multi Family: 4% of CMBS portfolio
  Mixed Use: 3% of CMBS portfolio
  Other: 4% of CMBS Portfolio

CMBS Detail
  $162 million Fair Value in non-agency CMBS
  Book Value: $164 million
  5% of fixed income portfolio

At 9/30/09	Quality
$160 Mln	AAA
$ 2.0 Mln	AA
At 9/30/09	Wtd Avg LTV
24%	<65%
43%	=65-70%
21%	<70-75%
12%	=75-85%
At 9/30/09	Credit Support
26%	>30%
52%	20% - 30%
20%	10% - 20%
2%	Less than 10%
At 9/30/09	Deal Cumulative Delinquencies
27%	0.0% - 0.5%
3%	0.5% - 1.0%
32%	1.0% - 2.0%
4%	2.0% - 3.0%
22%	3.0% - 5.0%
12%	5.0% - 9.0%
At 9/30/09	Debt Service Coverage
69%	=>1.5x
25%	1.4x-1.5x
6%	1.3x-1.4x
AT
9/30/09

CMBS Since September 30, 2009
  Since 9/30/09:
  Sold $50.0 million CMBS
  Paydowns of $8.0 million
  As of November 30, 2009 CMBS:
  Market value: $108 million
  Book value: $110 million
  Expecting pay down of $19 million
 by year-end 2009
  Projecting ~$90 million exposure at year-end

Corporates: $1.0 Billion

9/30/09

Corporate: Detail on Financials
  Top 20 Largest Banks/Financials: $ 294 million
  $75 mm FDIC backing
BA $44 ($23)	BNY Mellon $10
MS $27 ($6)	Credit Suisse $9
BP Cap $25	Eurohypo $8
GECC $25 ($8)	KEY $6 ($6)
JPM $24 ($14)	NRUC $6
CITI $20 ($7)	Deutsche Bank $5
Wells $20	FMCC $5
GS $16 ($2)	NY Commt’y Bank $5 ($5)
PNC $15 ($2)	Depfa ACS Covered $5
Amex $14	John Deere Cap $5 ($2)
FDIC backed amounts listed in parentheses

9/30/2009

Treasury/GSE: $228 Million
9/30/09

9/30/09

Portfolio Overview: Short Term
  $138 Million
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA

BOLI: $65 Million
  Weighted average rating
  Moody’s: AA3
  S&P: AA
  A. M. Best: A+